Exhibit 10.2

Mary O’Neill	Citigroup
Vice President	1 North Wall Quay
Trade Business Management	Dublin 1, Ireland
Aspen Insurance Limited (“Aspen”)
Maxwell Roberts Building
1 Church Street
Hamilton
HM 11
Bermuda
Attention: Bryan Astwood
Date: 28 October 2008
Dear Sir,
Pledge Agreement between (1) Aspen and (2) Citibank Europe Plc (pursuant to an Assignment Agreement dated 11 October 2006) dated 17 January 2006, as amended, varied, supplemented, novated or assigned as the case may be.
With reference to the above Pledge Agreement, without prejudice to the provisions of Sections 2, and subject to Aspen’s counter-signature of a copy of this letter:-
1.	Section 6(k) shall be deleted in its entirety and replaced by the following

“The Pledgor shall cause Securities of the type specified in Schedule 1 to be pledged as Collateral so that at all times the fair market value of such Securities shall equal or exceed (i) an amount equal to 111.111111% of the aggregate amount of the then outstanding Credits where the Collateral provide in respect of such Credits comprises Type 1 Financial Assets; and (ii) an amount equal to 117.647% of the aggregate amount of the then outstanding Credits where the Collateral provided in respect of such Credits comprises Type 2 Financial Assets and, without limiting the foregoing, if at any time the Pledgor is not in compliance with the requirements of this subsection (k), the Pledgor shall forthwith cause additional Securities of the type specified in Schedule 1 to be held as Collateral pursuant to Section 2 to the extent required to cause the Pledgor to be in compliance with this sub-section (k).”

2.	Schedule 1 shall be as set out in Annex A to this Letter.
Save as expressly provided in this letter, the provisions of the Pledge Agreement shall remain in full force and effect.
Please countersign and return the enclosed copy of this letter, which may be in any number of counterparts (including facsimile counterparts).

Yours faithfully
/s/ Mary O’Neill
For Citibank Europe Plc
Citibank Europe plc
Directors: Shirish Apte (U.K.) Aidan M Brady, Sanjeeb Chaudhuri (U.K.), Maurice F Doyle, Mark Fitzgerald, James Foster (U.K.), Brian Hayes, Peter Maskrey (U.K.), Frank McCabe, Naveed Sultan (U.K.), Francesco Vanni d’Archirafi (Italy), Tony Woods.
Registered in Ireland: Registration Number 132781. Registered Office: 1 North Wall Quay, Dublin 1.
Ultimately owned by Citigroup Inc., New York, U.S.A.
Citibank Europe plc is regulated by the Financial Regulator

We hereby confirm our agreement to the above.

Dated: October 29, 2008 Signed:	Dated: October 29, 2008 Signed:
/s/ Bryan Astwood	/s/ David Skinner
for and on behalf of	for and on behalf of
ASPEN INSURANCE LIMITED	ASPEN INSURANCE LIMITED

Citibank Europe plc
Directors: Shirish Apte (U.K.) Aidan M Brady, Sanjeeb Chaudhuri (U.K.), Maurice F Doyle, Mark Fitzgerald, James Foster (U.K.), Brian Hayes, Peter Maskrey (U.K.), Frank McCabe, Naveed Sultan (U.K.), Francesco Vanni d’Archirafi (Italy), Tony Woods.
Registered in Ireland: Registration Number 132781. Registered Office: 1 North Wall Quay, Dublin 1.
Ultimately owned by Citigroup Inc., New York, U.S.A.
Citibank Europe plc is regulated by the Financial Regulator

ANNEX A
SCHEDULE 1 of the PLEDGE AGREEMENT
Securities or Other Assets Acceptable as Financial Assets:
     Type 1 Financial Assets
Securities issued by the US Government or its agencies (whose debt obligations are fully and explicitly guaranteed as to the timely payment of principal and interest by the full faith and credit of the US Government) or the central government of an OECD (Organisation for Economic Co-operation and Development) country, in each case rated AA or AA equivalent or better.
     Type 2 Financial Assets
Securities issued by the following US government agencies, including mortgage-backed securities, in each case rated AA or AA equivalent or better:
•	The Government National Mortgage Association

•	The Federal Home Loan Mortgage Corporation or any successor thereto;

•	The Federal National Mortgage Association or any successor thereto.

•	The Federal Farm Credit Banks Funding Corporation or any successor thereto; and

•	The Federal Home Loan Banks or any successor thereto.
Citibank Europe plc
Directors: Shirish Apte (U.K.) Aidan M Brady, Sanjeeb Chaudhuri (U.K.), Maurice F Doyle, Mark Fitzgerald, James Foster (U.K.), Brian Hayes, Peter Maskrey (U.K.), Frank McCabe, Naveed Sultan (U.K.), Francesco Vanni d’Archirafi (Italy), Tony Woods.
Registered in Ireland: Registration Number 132781. Registered Office: 1 North Wall Quay, Dublin 1.
Ultimately owned by Citigroup Inc., New York, U.S.A.
Citibank Europe plc is regulated by the Financial Regulator